Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
October, 1996

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  5.85%
      October, 1996  5.83%
      September, 1996  5.50%
      August, 1996  6.22%


Cash Yield                                              18.24%


Investor Charge Offs                                    3.71%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 4.81%


Seller's Interest                                       21.94%


Total Payment Rate                                      10.45%


Total Principal Balance                                $8,198,525,378.32


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $1,798,525,378.27